UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 20, 2014

ARUBA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Crossman Ave.

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 227-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information set forth under Item 7.01 below is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 20, 2014, a document containing certain internal and supplemental business and financial information regarding Aruba Networks, Inc. (the “Company”) was inadvertently posted to the Company’s website for approximately 7 minutes. The document was an incomplete and unaudited work product not intended for external release. A portion of this document was not previously disclosed and could be viewed as material (the “Information”). This Information is attached as Exhibit 99.1 to this Current Report on Form 8-K. The furnishing of this Information on this Current Report on Form 8-K is not intended to constitute, and should not be viewed as, a determination that the Information is material or complete.

The Company reiterates its prior disclosures, including guidance for the second quarter of fiscal 2015, that was provided during its conference call on November 20, 2014, a webcast of which can be accessed in the “Investor Relations—Quarterly Results” section of the Company’s website. The Company does not intend to provide similar Information in the future, and expressly disclaims any duty to update such Information.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements, including statements regarding the Company’s guidance for the second quarter of fiscal 2015. These forward-looking statements involve risks and uncertainties, as well as assumptions, which if they do not fully materialize or prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements include: (1) business, economic and competitive conditions and growth trends in the wireless networking industry, our vertical markets and various geographic regions; (2) changes in overall information technology spending, particularly in emerging growth regions; (3) the challenges posed by our cost-optimization plan; and (4) those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2014, which was filed with the SEC on September 24, 2014, and is available on the Company’s investor relations website at www.arubanetworks.com and on the SEC’s website at www.sec.gov. These forward-looking statements are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update these forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Copy of inadvertently disclosed Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.

Date: November 24, 2014	By:	/s/ Ava Hahn
Ava Hahn
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Copy of inadvertently disclosed Information